UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
________________
Date of Report (Date of earliest event reported): October 2, 2018

SeaSpine Holdings Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-36095	47-3251758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5770 Armada Drive
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 727-8399
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note
This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by SeaSpine Holdings Corporation (“SeaSpine”) with the Securities and Exchange Commission on October 2, 2018 (the “Original Form 8-K”) solely to correct two typos contained in the press release filed as Exhibit 99.1 to the Original Form 8-K (the "Original Press Release"). The Original Press Release inadvertently states that the growth reflected by SeaSpine's revised full-year 2018 revenue guidance is 6% to 9% over full-year 2017 revenue. The correct percentages are 7% to 8%. The press release containing the correct percentages is filed as Exhibit 99.1 to this report. For convenience, this report amends and restates in its entirety the Original Form 8-K. Except as indicated above, no other changes were made to the Original Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

On October 2, 2018, SeaSpine Holdings Corporation issued a press release announcing selected preliminary unaudited financial results for the three months ended September 30, 2018 and that it has updated its full-year 2018 revenue guidance. A copy of this release is furnished as Exhibit 99.1 hereto.
The information set forth under Item 2.02 and in Exhibit 99.1 is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated October 2, 2018 (corrected)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaSpine Holdings Corporation

		By:	/s/ John J. Bostjancic
Name: John J. Bostjancic
Title: Chief Financial Officer

Date:	October 2, 2018